UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     July 5, 2018

GS Mortgage Securities Trust 2015-GC34

(Exact name of issuing entity)

GS Mortgage Securities Corporation II

(Exact name of the depositor as specified in its charter)

Citigroup Global Markets Realty Corp.

Goldman Sachs Mortgage Company

Cantor Commercial Real Estate Lending, L.P.

MC-Five Mile Commercial Mortgage Finance LLC

Starwood Mortgage Funding I LLC

(Exact name of sponsors as specified in their charters)

Delaware	333-191331-10	22-3442024
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)
200 West Street
New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 902-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 6.02.	Change of Servicer or Trustee.

On October 23, 2015 (the “Closing Date”), GS Mortgage Securities Corporation II (the “Depositor”) caused the issuance of GS Mortgage Securities Trust 2015-GC34, Commercial Mortgage Pass-Through Certificates, Series 2015-GC34 (the “Certificates”) pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2015 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association (“Midland”), as special servicer, Pentalpha Surveillance LLC, as operating advisor, and U.S. Bank National Association, as certificate administrator and as trustee, which was filed with the Securities and Exchange Commission on October 23, 2015.

The Certificates represent, in the aggregate, the entire beneficial ownership in GS Mortgage Securities Trust 2015-GC34, a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 57 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens (except with respect to one Mortgage Loan that is partially secured by a second lien) on 75 commercial, multifamily and manufactured housing community properties.

As of the Closing Date, (i) LNR Partners, LLC (“LNR”) acted as special servicer for each of the Mortgage Loans secured by the Mortgaged Properties identified on Exhibit B to the Pooling and Servicing Agreement as “Illinois Center” and “Hammons Hotel Portfolio” (which Mortgage Loans collectively represented more than 20% of the aggregate principal balance of the pool of Mortgage Loans as of the cut-off date), pursuant to a pooling and servicing agreement, dated as of September 1, 2015, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR, as special servicer, Deutsche Bank Trust Company Americas, as trustee, Citibank, N.A., as certificate administrator and Situs Holdings, LLC, as operating advisor, and (ii) Midland acted as special servicer for each of the other Mortgage Loans (the “GC34-Serviced Mortgage Loans”) pursuant to the Pooling and Servicing Agreement.

Effective July 5, 2018, Midland has been removed as special servicer under the Pooling and Servicing Agreement with respect to the GC34-Serviced Mortgage Loans and LNR has been appointed as special servicer under the Pooling and Servicing Agreement with respect to the GC34-Serviced Mortgage Loans.

LNR is an affiliate of Starwood Mortgage Funding II LLC, which is a sponsor and one of the mortgage loan sellers of the GS Mortgage Securities Trust 2015-GC34, Commercial Mortgage Pass-Through Certificates, Series 2015-GC34.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 10, 2018	GS MORTGAGE SECURITIES CORPORATION II

	By:	/s/ Leah Nivison
Name: Leah Nivison Title: Chief Executive Officer